EX-35.2
(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Banc of America Funding Corporation
214 North Tyron Street
Charlotte, NC 28255


RE: Annual Statement as to Compliance

The undersigned, a duly authorized officer of Wells Fargo Bank, National Association ("Wells Fargo"), hereby certifies as follows for the calendar year 2007 or applicable portion thereof (the "Reporting Period"):

(a) a review of Wells Fargo's activities as Master Servicer, Securities Administrator and/or Trustee under the servicing agreement(s) listed on Schedule A hereto (the "Servicing Agreement(s)") has been made under my supervision; and

(b) to the best of my knowledge, based on such review Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout the Reporting Period.


March 1, 2008

/s/ Kelly Rentz
KELLY RENTZ
Vice President


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


Schedule A

List of Servicing Agreement(s) and Series

1 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-A, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

2 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-5, Wells Fargo Bank, N.A. as Trustee

3 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-B, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

4 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-D, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

5 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

6 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-E, Wells Fargo Bank, N.A. as Trustee

7 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2007-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

8 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-8T2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

9 Pooling and Servicing Agreement for Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-I, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

10 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-J, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

11 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates, Series 2007-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


12 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates, Series 2007-7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

13 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass Through Certificates, Series 2007-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

14 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates, Series 2007-A, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

15 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates, Series 2007-8, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

16 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-D, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

17 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-2, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

18 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-6, Wells Fargo Bank, N.A. as Securities Administrator

19 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-5, Wells Fargo Bank, N.A. as Securities Administrator

20 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-B, Wells Fargo Bank, N.A. as Trustee

21 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-E, Wells Fargo Bank, N.A. as Trustee

22 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-H, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

23 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-1, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

24 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable


(page)


(logo) WELLS FARGO

Corporate Trust Services
MAC N2702-011
9062 Old Annapolis Road
Columbia, MD 21045
410 884-2000
410 715-2380 Fax

Wells Fargo Bank, N.A.


25 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-C, Wells Fargo Bank, N.A. as Trustee

26 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-3, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

27 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2006-7, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable

28 Pooling and Servicing Agreement for Banc of America Funding Corporation,
   Mortgage Pass-Through Certificates Series 2007-4, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, as applicable